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                                                                  EXECUTION COPY










                                 FIRST AMENDMENT
                                   AND CONSENT

                          dated as of December 20, 1996

                                   Relating to

                         CERTIFICATE PURCHASE AGREEMENT


                                      among


                 OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                   as Seller,


                             OLYMPIC FINANCIAL LTD.
                   as Servicer and in its individual capacity,


                          THE PARTIES SIGNATORY HERETO
                                 as Purchasers,


                                       and


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                           as Agent for the Purchasers



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          THIS FIRST AMENDMENT AND CONSENT dated as of December 20, 1996 (this
"AMENDMENT") Relating to the Certificate Purchase Agreement dated as of December 28, 1995 (as amended and supplemented from time to time, the "CERTIFICATE PURCHASE AGREEMENT"), by and among OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "SELLER"), OLYMPIC FINANCIAL LTD., a Minnesota corporation, as Servicer (as defined below) and in its individual capacity ("OFL"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor to J.P. MORGAN DELAWARE) ("MGT"), and Olympic Receivables Finance Corp. II ("ORFC II") (each of MGT and ORFC II, a "PURCHASER" and together, the "PURCHASERS"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as agent for the benefit of the Purchasers (the "PURCHASERS' AGENT"), is by and among the parties listed above. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Certificate Purchase Agreement.

                                    RECITALS

          WHEREAS, pursuant to Section 13.01 of the Certificate Purchase Agreement, the parties to such Agreement are authorized to amend the Certificate Purchase Agreement in a written amendment signed by all parties thereto; and

          WHEREAS, pursuant to Section 2.04 of the Certificate Purchase Agreement, the parties may agree in writing to the extension of the Purchase Commitment Expiration Date; and

          WHEREAS, pursuant to the Certificate Purchase Agreement, only "financial institutions" are permitted to become "Purchasers" thereunder; and

          WHEREAS, MGT is currently the sole Purchaser under the Certificate Purchase Agreement; and

          WHEREAS, ORFC II has agreed to become a Purchaser under the Certificate Purchase Agreement; and

          WHEREAS, the parties to the Certificate Purchase Agreement desire to amend the definition of "Purchaser" therein in order to permit ORFC II to become a Purchaser; and

          WHEREAS, the parties to the Certificate Purchase Agreement desire to extend the Purchase Commitment Expiration Date by amending the related definition in the Certificate Purchase Agreement; and

          WHEREAS, due to the addition of ORFC II as a Purchaser under the Certificate Purchase Agreement, the Purchase Commitments and Purchaser Percentages will be affected as evidenced herein.

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          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Amendment agree as follows:

          SECTION 1. AMENDMENT OF DEFINITION OF PURCHASER. (a) The first paragraph of the Certificate Purchase Agreement is amended by deleting the words "each FINANCIAL INSTITUTION which has executed a signature page thereto or an Assignment of Purchase Commitment in the form of Exhibit A hereto (each a "PURCHASER" and together, the "PURCHASERS")" and inserting in its place the phrase "each PURCHASER (as defined below)."

          (b) A new definition of "Purchaser" is added to Section 1.01 of the Certificate Purchase Agreement and reads as follows:

          "PURCHASER" means ORFC II or any financial institution which has executed a signature page to this Agreement or an Assignment of Purchase Commitment in the form of Exhibit A hereto, or the successors or assigns of any of the above.

          SECTION 2. ADDITIONAL PURCHASER; EVIDENCE OF PURCHASE COMMITMENTS AND PURCHASE PERCENTAGES. ORFC II hereby agrees to become a Purchaser under the Certificate Purchase Agreement. Following the addition of ORFC II as a Purchaser, MGT's Purchase Percentage and Purchase Commitment will be revised. The Purchasers will evidence their respective Purchase Commitments and Purchase Percentages by executing signature pages to this Amendment. Such signature pages shall supersede the signature pages to the Certificate Purchase Agreement, and from and after the date of this Amendment, all references to the signature pages of the Certificate Purchase Agreement shall refer to the signature pages to this Amendment.

          SECTION 3. EXTENSION AND AMENDMENT OF PURCHASE COMMITMENT EXPIRATION DATE. The parties hereto agree to extend the Purchase Commitment Expiration Date and to amend such definition. The definition of "Purchase Commitment Expiration Date" in Section 1.01 of the Certificate Purchase Agreement is hereby amended to read as follows:

          "PURCHASE COMMITMENT EXPIRATION DATE" means the earliest of
     (i) January 17, 1997, (ii) the date on which an event which causes or might cause a Certificate Purchase Termination Event occurs, and (iii) the date on which a Securitized Offering occurs; provided that the Purchase Commitment Expiration Date may be extended from time to time in accordance with Section 2.04 hereof.

          SECTION 4. CERTIFICATE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED AND SUPPLEMENTED. Except as specifically stated herein, all of the terms and conditions of the Certificate Purchase Agreement shall remain in full force and effect. All references to the Certificate Purchase Agreement in any other document or instrument shall be deemed to mean the Certificate Purchase Agreement, as amended and supplemented by

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this Amendment.  This Amendment shall not constitute a novation of the
Certificate Purchase Agreement, but shall constitute an amendment and supplement thereto. The parties hereto agree to be bound by the terms and obligations of the Certificate Purchase Agreement, as supplemented by this Amendment, as though the terms and obligations of the Certificate Purchase Agreement were set forth herein.

          SECTION 5. EFFECTIVENESS. This Amendment shall become effective as of December 20, 1996 upon receipt by the Purchasers' Agent of (i) counterparts of this Amendment, duly executed by each of the parties hereto, (ii) notice that the conditions to effectiveness of the Agreement to Extend Purchase Commitment Expiration Date Relating to Note Purchase Agreement dated the date hereof have been satisfied and (iii) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 6. PRIOR UNDERSTANDINGS. This Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  OLYMPIC AUTOMOBILE RECEIVABLES
                                    WAREHOUSE TRUST
                                    as Seller


                                  By:/s/ Mike Sherman
                                     -----------------------------------
                                     Name:  Mike Sherman
                                     Title:  Treasurer


                                  OLYMPIC FINANCIAL LTD., as
                                    Servicer and in its
                                    individual capacity


                                  By:/s/ Mike Sherman
                                     -----------------------------------
                                     Name:  Mike Sherman
                                     Title:  Treasurer


                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK, as a
                                    Purchaser


                                  By:/s/ Richard A. Burke
Purchase                             -----------------------------------
  Commitment: $14,850,000            Name:  Richard A. Burke
Purchase Percentage: 50%             Title:  Vice President


                                  OLYMPIC RECEIVABLES FINANCE
                                    CORP. II, as a Purchaser


                                  By:/s/ illegible
Purchase                             -----------------------------------
  Commitment: $14,850,000            Name:
Purchase Percentage: 50%             Title:


                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK,
                                    as Purchasers' Agent


                                  By:/s/ Richard A. Burke
                                     -----------------------------------
                                     Name:  Richard A. Burke
                                     Title:  Vice President

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